EXHIBIT 10.1
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                           STOCK PURCHASE AGREEMENT

                          DATED AS OF MARCH 28, 2011

                                 BY AND AMONG

                     ALPHA NETWORK ALLIANCE VENTURES INC.
                            A DELAWARE CORPORATION

                                      AND

                                  WILLIAM TAY

                                      AND

                            DAEDALUS VENTURES, INC.
                            A DELAWARE CORPORATION

















                                       #     Initials: _________ / __________

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                           STOCK PURCHASE AGREEMENT

        This stock purchase agreement ("Agreement"), dated as of March 28, 2011, is entered into by and among DAEDALUS VENTURES, INC., a Delaware corporation ("Daedalus Ventures" or the "Company") and William Tay, (the "Seller") and ALPHA NETWORK ALLIANCE VENTURES INC., a Delaware corporation (the "Purchaser") (collectively the "Purchasers" and together with the Company and the Seller, the "Parties").

                                  WITNESSETH:

        WHEREAS, the Seller, is a shareholder of DAEDALUS VENTURES, INC., a corporation organized and existing under the laws of the State of Delaware, who own and/or control in the aggregate 31,390,000 shares of the Company, which represents 100% of the issued and outstanding common shares of the Company; and

        WHEREAS, the Purchasers desires to acquire 31,390,000 of such shares of the Company from the Seller, which constitutes 100% of the Company's issued and outstanding shares as of the date of this Agreement and the Seller desires to sell such Shares upon the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the premises and of the covenants, representations, warranties and agreements herein contained, the Parties have reached the following agreement with respect to the sale by the Seller of such common stock of the Company to the Purchasers:

                  SECTION I. CONSTRUCTION AND INTERPRETATION

        1.1. Principles of Construction.

        (a) All references to Articles, Sections, subsections and Appendixes are to Articles, Sections, subsections and Appendixes in or to this Agreement unless otherwise specified. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term "including" is not limiting and means "including without limitations."

        (b) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding;" and the word "through" means "to and including."

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        (c) Wherever in this Agreement the intent so requires, reference to the neuter, masculine or feminine shall be deemed to include each of the other, and reference to either the singular or the plural shall be deemed to include the other.

                          SECTION 2. THE TRANSACTION

        2.1. Purchase Price.

        The Seller hereby agree to sell to the Purchasers, and the Purchasers, in reliance on the representations and warranties contained herein, and subject to the terms and conditions of this Agreement, agrees to purchase from the Seller 31,390,000 common shares of the capital stock of Daedalus Ventures, Inc. (the "Acquired Shares") for a total purchase price of fifty-nine thousand nine hundred ninety U.S. dollars and no cents (US$59,990.00) (the "Purchase Price"), payable in full to the Seller according to the terms of this Agreement, in United States currency as directed by the Seller at Closing.

        2.2. Transfer of Shares and Terms of Payment.
        In consideration for the transfer of the Acquired Shares by the Seller to the Purchasers, the Purchasers shall pay the Purchase Price in accordance with the terms of this Agreement. Transfer of the shares and payment thereof shall be in the following manner:

i) Upon execution of this Agreement, the Purchasers shall pay by wire transfer, the sum of six thousand U.S. dollars and no cents (US$6,000.00) ("Good Faith Deposit") to an account to be designated by the Seller, payment of which has been received by the Seller to date.

ii) At the Closing, as defined below, the Purchasers will pay the balance of the Purchase Price of fifty-three thousand nine hundred ninety U.S. dollars and no cents (US$53,990.00) to the Seller, by wire transfer to an account to be designated by the Seller.

        2.3. Closing.
        Subject to the terms and conditions of this Agreement, the Closing shall take place by wire transfer and overnight mail on or before 5:00 P.M. EST on March 29, 2011 (the "Closing," or the "Closing Date"). At the Closing, Purchasers shall deliver to the Seller, in cash, by wire transfer to an account to be designated by the Seller, the balance of the Purchase Price in the amount of fifty-three thousand nine hundred ninety U.S. dollars and no cents ($53,990.00), and the Seller will immediately deliver the following to
Purchasers:

        (a) the certificates representing the Shares transferred hereunder, duly endorsed for transfer to the Purchasers, or accompanied by appropriate stock powers, as follows:

        ELEAZAR RIVERA:                          21,973,000 shares       70%

        NEIL EDWARDS:                              9,417,320 shares      30%

                                                 ___________________________
Total & Percentage of Acquired Shares:           31,390,000 shares       100%
                                                 ========================

        (b) the original of the Certificate of Incorporation and bylaws;

        (c) all corporate books and records (including all accounting records and SEC filings to date); and

        (d) written resignations of incumbent directors and officers of the Corporation.

                   SECTION 3. REPRESENTATIONS AND WARRANTIES

        3.1. Representations and Warranties of the Seller and the Company. The Seller and the Company hereby make the following representations and warranties to the Purchasers:

        3.1.1 The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and has all corporate power necessary to engage in all transactions in which it has been involved, as well as any general business transactions in the future that may be desired by its directors.

        3.1.2 The Company is in good standing with the Secretary of State of Delaware.

        3.1.3 Prior to or at Closing, all of the Company's outstanding debts and obligations shall be paid off (at no expense or liability to the Purchasers) and the Seller shall provide evidence of such payoff to the Purchasers' reasonable satisfaction. Should the Purchasers discover any obligation of the Company that was not paid prior to the Closing Date, the Seller undertakes to indemnify the Purchasers for any and all such liabilities, whether outstanding or contingent at the time of Closing.

        3.1.4 The Company will have no assets  or  liabilities  at  the Closing
Date.

        3.1.5 The Company is not subject to any pending or threatened litigation, claims or lawsuits from any party, and there are no pending or threatened proceedings against the Company by any federal, state or local government, or any department, board, agency or other body thereof.

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        3.1.6  The  Company  is not a party to any contract, lease or agreement which would subject it to any performance or business obligations after the Closing.

        3.1.7 The Company does not awn any real estate or any interests in real estate.

        3.1.8 The Company is not liable for any taxes, including income, real or personal property taxes, to any governmental or state agencies whatsoever. The Company has timely filed all income, real or personal property, sales, use, employment or other governmental tax returns or reports required to be filed by it with any federal, state or other governmental agency and all taxes required to be paid by the Company in respect of such returns have been paid in full. None of such returns are subject to examination by any such taxing authority and the Company has not received notice of any intention to require the Company to file any additional tax returns in any jurisdiction to which it may be subject.

        3.1.9 The Company, to the actual knowledge of the Seller, is not in violation of any provision of laws or regulations of federal, state or local government authorities and agencies.

        3.1.10 The Seller either is or on the Closing Date will be, the lawful owner of record of the Acquired Shares, and the Seller presently have, and will have at the Closing Date, the power to transfer and deliver the Acquired Shares to the Purchasers in accordance with the terms of this Agreement. The delivery to the Purchasers of certificates evidencing the transfer of the Acquired Shares pursuant to the provisions of this Agreement will transfer to the Purchasers good and marketable title thereto, free and clear of all liens, encumbrances, restrictions and claims of any kind.

        3.1.11 There are no authorized shares of the Company other than 500,000,000 common shares and 20,000,000 preferred shares, and there are no issued and outstanding shares of the Company other than 31,390,000 common shares. The Seller at the Closing Date will have full and valid title to the Acquired Shares, and there will be no existing impediment or encumbrance to the sale and transfer of the Acquired Shares to the Purchasers; and on delivery to the Purchasers of the Acquired Shares being sold hereby, all of such Shares shall be free and clear of all liens, encumbrances, charges or assessments of any kind; such Shares will be legally and validly issued and fully paid and non-assessable shares of the Company's common stock; and all such common stock has been issued under duly authorized resolutions of the Board of Directors of the Company.

        3.1.12 There are no outstanding subscriptions, options, warrants, convertible securities or rights or commitments of any nature in regard to the Company's authorized but unissued common stock or any agreements restricting the transfer of outstanding or authorized but unissued common stock. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's shareholders.

        3.1.13 There are no outstanding judgments, liens or any other security interests filed against the Company or any of its properties.

        3.1.14 The Company has no subsidiaries.

        3.1.15 The Company has no employment contracts or agreements with any of its officers, directors, or with any consultants; and the Company has no employees or other such parties.

        3.1.16  The  Company  has  no  insurance  or  employee  benefit   plans
whatsoever

        3.1.17 The Company is not in default under any contract, or any other document.

        3.1.18 The Company has no outstanding powers of attorney and no obligations concerning the performance of the Seller concerning this Agreement.

        3.1.19 The execution and delivery of this Agreement, and the subsequent closing thereof, will not result in the breach by the Company or the Seller of
(i) any agreement or other instrument to which they are or have been a party or
(it) the Company's Certificate of Incorporation or Bylaws.

        3.1.20 All financial and other Information which the Company and/or the Seller furnished or will furnish to the Purchasers, including information with regard to the Company and/or the Seller contained in the SEC filings filed by the Company since its inception (i) is true, accurate and complete as of its date and in all material respects except to the extent such information is superseded by information marked as such, (ii) does not omit any material fact, not misleading and (iii) presents fairly the financial condition of the organization as of the date and for the period covered thereby.

        3.1.21 The common stock of the Company is registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and there are no proceedings pending to revoke or terminate such registration. Since the date of the common stock's registration under the Exchange Act, the Company has filed all reports with the United States Securities and Exchange Commission required to be filed by the Exchange Act, including its Quarterly Report on Form 10-Q for the first quarters of 2011, and all such reports were filed timely.

        The representations and warranties herein by the Seller shall be true and correct in all material respects on and as of the Closing Date hereof with the same force and effect as though said representations and warranties had

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been made on and as of the Closing Date,

        The representations and warranties made above shall survive the Closing Date and shall expire for all purposes in the date numerically corresponding to the Closing Date in the twelfth month after the Closing Date.

        3.2. Covenants of the Seller and the Company.

        From the date of this Agreement and until the Closing Date, the Seller and the Company covenant the following:

        3.2.1 The Seller will, to the best of their respective abilities, preserve intact the current status of the Company as an issuer registered under
Section 12(g) of the 1934 Exchange Act.

        3.2.2 The Seller will furnish Purchasers with all corporate records and documents, such as Certificate of Incorporation and Bylaws, minute books, stock books, or any other corporate document or record (including financial and bank documents, books and records) requested by the Purchasers.

        3.2.3 The Company will not enter into any contract or business transaction, merger or business combination, or incur any further debts or obligations without the express written consent of the Purchasers.

        3.2.4 The Company will not amend or change its Certificate of Incorporation or Bylaws, or issue any further shares or create any other class of shares in the Company without the express written consent of the Purchasers.

        3.2.5 The Company will not issue any stock options, warrants or other rights or interests in or to its shares without the express written consent of the Purchasers.

        3.2.6 The Seller will not encumber or mortgage any right or interest in their shares of the common stock being sold to the Purchasers hereunder, and also they will not transfer any rights to such shares of the common stock to any third party whatsoever.

        3.2.7 The Company will not declare any dividend in cash or stock, or any other benefit

        3.2.8 The Company will not institute any bonus, benefit, profit sharing, stock option, pension retirement plan or similar arrangement.

        3.2.9 At Closing, the Company and the Seller will obtain and submit to the Purchasers resignations of current officers and directors.

        3.2.10 The Seller agrees to indemnify the Purchasers against and to pay any loss, damage, expense or claim or other liability incurred or suffered by the Purchasers by reason of the breach of any covenant or inaccuracy of any warranty or representation contained in this Agreement.

        3.3 Representations and Warranties of the Purchasers. The Purchasers hereby makes the following representations and warranties to the Seller:

        3.3.1 The Purchasers have the requisite power and authority to enter into and perform this Agreement and to purchase the shares being sold to it hereunder. The execution, delivery and performance of this Agreement by such Purchasers and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action, and no further consent or authorization of such Purchasers are required. This Agreement has been duly authorized, executed and delivered by such Purchasers and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Purchasers enforceable against such Purchasers in accordance with the terms thereof.

        3.3.2 The Purchasers are, and will be at the time of the execution of this Agreement, an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Securities Act of 1933, as amended (the "1933 Act"), is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Purchasers to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Purchasers have the authority and is duly and legally qualified to purchase and own shares of the Company. The Purchasers are able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Purchasers is accurate.

        3.3.3 On the Closing Date, such Purchasers will purchase the Acquired Shares pursuant to the terms of this Agreement for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

        3.3.4 The Purchasers understand and agree that the Acquired Shares have not been registered under the 1933 Act or any applicable state securities laws, by reason of their Issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Purchasers contained herein), and that such Acquired Shares must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. In any event, and subject to compliance with applicable securities laws, the Purchasers may enter Into lawful hedging transactions in the course of hedging the position they assume and the Purchasers may also enter into lawful short positions or other derivative transactions relating to the Acquired Shares, or interests in the Acquired Shares, and deliver the Acquired Shares, or interests in the Acquired Shares, to close out their short or other positions or otherwise settle other transactions, or loan or pledge the Acquired Shares, or interests in the Acquired Shares, to third parties who in turn may dispose of these Acquired Shares.

        3.3.5 The offer to sell the Acquired Shares was directly communicated to such Purchasers by the Company. At no time were such Purchasers presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

        3.3.6 Such Purchasers represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless such Purchasers otherwise notifies the Company prior to the Closing Date shall be true and correct as of the Closing Date.

        3.3.7 The foregoing representations and warranties shall survive the Closing Date and for a period of one year thereafter.

                               SECTION 4. MISCELLANEOUS

        4.1. Expenses.

        Each of the Parties shall, bear his own expenses in connection with the transactions contemplated by this Agreement.

        4.2. Governing Law.

        The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of Delaware applicable to agreements executed and to be wholly performed solely within such state.

        4.3. Resignation of Old and Appointment of New Board of Directors and Officers.

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        The Company and the Seller shall take such corporate action(s) required by Daedalus Ventures, Inc., Certificate of Incorporation and/or Bylaws to (a) appoint the below named person(s) to their respective positions, to be effective upon the filing to the SEC and effectiveness of a Schedule 14f-1 Information Statement, and (b) obtain and submit to the Purchasers, together with all required corporate action(s) the resignation of the current board of directors, and any and all corporate officers and check signers as of the Closing Date.

    Name                               Position

    To be determined by the Purchasers To be determined by the Purchasers.

        4.4. Publicity.

        Except as otherwise required by law, none of the Parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other to the contents and the manner of presentation and publication thereof.

        4.5. Notices.

        Any notice or other communication required or permitted under this Agreement shall be sufficiently given if delivered in person or sent by facsimile or by overnight registered mail, postage prepaid, addressed as follows:

        If to the Seller, to:

        William Tay
        2000 Hamilton Street, #943
        Philadelphia, PA 19130 USA

        If to the Company:

        Daedalus Ventures, Inc.
        2000 Hamilton Street, #943
        Philadelphia, PA 19130 USA

        If to the Purchasers, to:

        Alpha Network Alliance Ventures Inc.
        11801 Pierce St. 2nd Floor, Riverside, Ca. 92505 USA
        To the attention of: Eleazar (Lance) Rivera, President & CEO

        Or such other address or number as shall be furnished in writing by any such Party, and such notice or communication shall, if properly addressed, be deemed to have been given as of the date so delivered or sent by facsimile.

        4.6. Parties in Interest.

        This Agreement may not be transferred, assigned or pledged by any Party hereto, other than by operation of law. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

        4.7. Entire Agreement.

        This Agreement and the other documents referred to herein contain the entire understanding of the Parties hereto with respect to the subject matter contained herein. This Agreement shall supersede all prior agreements and understandings between the Parties with respect to the transactions contemplated herein.

        4.8. Amendments.

        This Agreement may not be amended or modified orally, but only by an agreement in writing signed by the Parties.

        4.9. Severability.

        In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

        4.10. Counterparts.

        This Agreement may be executed in any number of counterparts, including counterparts transmitted by telecopier, PDF or facsimile transmission, any one of which shall constitute an original of this Agreement. When counterparts of copies have been executed by all parties, they shall have the same effect as if the signatures to each counterpart or copy were upon the same document and copies of such documents shall be deemed valid as originals. The Parties agree that all such signatures may be transferred to a single document upon the request of any Party.

        IN WITNESS WHEREOF, each of the Parties hereto has caused its/his name to be hereunto subscribed as of the day and year first above written.

                        COMPANY:

                        DAEDALUS VENTURES, INC.



                             /s/ William Tay
                        By: -----------------------------------
                              Name: William Tay
                              Title: Chief Executive Officer


                        SELLER:


                            /s/ William Tay
                        By: -----------------------------------
                              Name: William Tay
                              Individual



                        PURCHASER:

                        ALPHA NETWORK ALLIANCE VENTURES INC.


                            /s/ Eleazar Rivera
                        By: -----------------------------------
                              Name: Eleazar Rivera
                              President & CEO


                                       #     Initials: _________ / __________